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                                                                    EXHIBIT 10.7

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                                OPTION AGREEMENT

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          This OPTION AGREEMENT (the "Agreement") dated effective as of December
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31, 1997 provides for the granting of an option by NCI Acquisition Corporation, a Delaware corporation (the "Company") and the parent of Nationwide Credit, Inc.
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("NCI"), to Greg Schubert, an employee of NCI (the "Optionee").
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          The Company has duly adopted the NCI Acquisition Corporation 1997
Management Performance Option Plan (the "Plan"), a copy of which is attached
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hereto as Exhibit A and which is incorporated herein by reference.  In
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accordance with Section 6 of the Plan, the Board of Directors of the Company has
determined that the Optionee is to be granted options under the Plan to buy shares of the Company's common stock, $0.01 par value (the "Shares"), on the
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terms and subject to the conditions hereinafter provided.

          1.   Number of Shares, Option Prices.  (a)  The Company hereby grants
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to the Optionee an option (the "Class A Option") to purchase up to 1,802 Shares
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(the "Class A Option Shares") at a price of $100.00 per Share, exercisable by
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the payment of the exercise price in cash.

          (b) In addition to the Class A Options, the Company hereby grants to the Optionee an option (the "Class B Option") to purchase up to 1,802 Shares
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(the "Class B Option Shares") at a price of $100.00 per Share, exercisable by
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the payment of the exercise price in cash.  The Class B Options, together with the Class A Options are collectively referred to herein as the "Options".  The
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Class B Option Shares, together with the Class A Option Shares are collectively referred to herein as the "Option Shares".
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          2.   Period of Options and Conditions of Exercise.  The period of the
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Options and the conditions to exercise the Options are set forth in the Plan.

          3.   Termination Upon Termination of Employment.  Except as otherwise
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provided in Section 8 of the Plan, the Options shall terminate immediately upon the Optionee's ceasing to be a full-time employee of the Company.
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          4.  Non-Transferability of Performance Options; Death of Optionee.
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The Options and this Option Agreement shall not be transferred by the Optionee except to a living trust for the benefit of any or all of the Optionee's spouse or descendants or to a deceased Optionee's executors, legal heirs, devisees, administrators or testamentary trustees and beneficiaries, and the Option may be exercised during the lifetime of the Optionee only by the Optionee. Except to the extent provided above, the Options and this Option Agreement may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

          5.   Exercise of Options.  The Options shall be exercised in the
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manner set forth in the Plan.

          6.   Specific Restrictions Upon Option Shares.  The Optionee hereby
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agrees with the Company as follows:

          (a) The Optionee is acquiring the Options and shall acquire the Option Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Securities Act"), and shall not dispose of any Option or Option
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Shares in transactions which, in the opinion of counsel to the Company, violate the Securities Act, or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws; and further

          (b) If any Option Shares shall be registered under the Securities Act, no public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any Option Shares shall be made by the Optionee (or any other persons) under such circumstances that he or she (or such person) may be deemed an underwriter, as defined in the Securities Act; and further

          (c) The Company shall have the authority to endorse upon the certificate or certificates representing the Option Shares such legends referring to the foregoing restrictions, any restrictions resulting from the fact that the Optionee is a party to the Stockholders' Agreement (as defined in the Plan) and any other applicable restrictions as it may deem appropriate.

          (d) The Optionee is, by reason of his, her or its business or financial experience described below, capable of evaluating the merits and risks of this investment and of protecting the Optionee's own interests in connection with the purchase of the Options and the Option Shares.

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          List any information the Optionee believes is relevant in showing that he, she or it is able to evaluate adequately the risks and merits of this investment or has knowledge and experience in financial or business matters:

          _______________________________________________________________
          _______________________________________________________________
          _______________________________________________________________
          _______________________________________________________________

          7.   Notices.  Any notice required or permitted under this Option
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Agreement shall be deemed given when delivered (i) personally or by recognized overnight courier, or (ii) when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, either to the Optionee at his or her address set forth below or such other address as he or she may designate in writing to the Company, and to the Company at 6190 Powers Ferry Road, 4th Floor, Atlanta, Georgia 30339, Attention: President, or such other address as the Company may designate in writing to the Optionee.

          8.   Failure to Enforce Not a Waiver.  The failure of the Company to
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enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          9.   Governing Law.  This Option Agreement shall be governed by and
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construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

          10.  Provisions of Plan.  The Options provided for herein are granted
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pursuant to the Plan, and said Options and this Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein. A copy of the Plan has been furnished to the Optionee, and the Optionee hereby acknowledges receipt thereof.

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          IN WITNESS WHEREOF, the Company has executed this Option Agreement on the day and year first above written.

                              NCI ACQUISITION CORPORATION



                              By: /s/ Jerry Kaufman
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                                Name:  Jerry Kaufman
                                Title: President and Chief Executive Officer

The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Option Agreement.


                                  /s/ Greg Schubert
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                                Signature

                                Printed Name and Address:

                                Greg Schubert

                                1051 Woodcroft Chase
                                Marietta, GA 30064


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

                                   EXHIBIT A
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                          NCI Acquisition Corporation
                    1997 Management Performance Option Plan

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                            [Filed as Exhibit 10.3]